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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 19, 2004
                                                 -------------------------------



                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                       1-9924                52-1568099
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      (State or other             (Commission            (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)

                    399 Park Avenue, New York, New York     10043
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               (Address of principal executive offices)    (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



      Exhibits:

Exhibit No.             Description
-----------             -----------

   1.01 Terms Agreement, dated March 19, 2004, among the Company and the underwriters named therein, relating to the offer and sale of the Company's Floating Rate Notes due March 29, 2006.

   1.02 Terms Agreement, dated March 24, 2004, among the Company and the underwriters named therein, relating to the offer and sale of the Company's Floating Rate Notes due March 29, 2006.

   4.01                 Form of Note for the Company's Floating Rate Notes due
                        March 29, 2006.







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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 29, 2004                    CITIGROUP INC.



                                           By:         /s/ Charles E. Wainhouse
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                                                 Charles E. Wainhouse
                                                 Assistant Treasurer

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